                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

                                   October 26, 1998
                          --------------------------------
                  Date of Report (Date of earliest event reported)

                                   MEGABIOS CORP.
                             ------------------------
               (Exact name of registrant as specified in its charter)


                DELAWARE                     0-22987           94-3156660
                --------                     -------           ----------
      (State or other jurisdiction of      (Commission      (I.R.S. Employer
              incorporation)              File Number)     Identification No.)

                                  863A MITTEN ROAD
                               BURLINGAME, CA  94010
                         ----------------------------------
                      (Address of principal executive offices)

                                   (650) 697-1900
                                   --------------
                (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS
A. MEGABIOS CORP. ANNOUNCES MERGER WITH GENEMEDICINE, INC.

     On October 26, 1998, Megabios Corp. announced an agreement to merge with GeneMedicine, Inc. in a transaction intended to qualify as a tax-free reorganization. A press release relating to the proposed transaction is attached hereto as Exhibit 99.1

                                   1.
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

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   EXHIBIT NO.                     DESCRIPTION
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     99.1          Press Release, dated October 26, 1998.
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                                     2.
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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 1998            MEGABIOS CORP.



                                   By: /s/ Benjamin F. McGraw III
                                      --------------------------------------
                                       Benjamin F. McGraw III
                                       President and Chief Executive Officer



                                    3.

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                                  EXHIBIT INDEX

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   EXHIBIT NO.                     DESCRIPTION
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     99.1          Press Release, dated October 26, 1998.
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